                                                              EXHIBIT 99.302CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection with the shareholder  report of American Century World Mutual
Funds, Inc. (the  "Registrant") on Form N-CSR for the period ending November 30,
2008 (the "Report"),  we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the  requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.

Dated: January 29, 2009

                                     /s/  Jonathan S. Thomas
                                     -------------------------------------------
                                     Jonathan S. Thomas
                                     President
                                     (chief executive officer)

                                    /s/  Robert J. Leach
                                    --------------------------------------------
                                    Robert J. Leach
                                    Vice President, Treasurer, and
                                    Chief Financial Officer
                                    (chief financial officer)